                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of June 4, 1998, is by and among Daniel Industries, Inc., a Delaware corporation (the "Borrower"), Bank One, Texas, NA ("Bank One"), Chase Bank of Texas, National Association (f/k/a Texas Commerce Bank National Association) ("Chase"), CIBC Inc., Credit Lyonnais New York Branch, and the other lenders from time to time parties hereto (each a "Lender" and collectively, the "Lenders"), Bank One, as administrative agent for the Lenders (in such capacity, the "Agent") and Chase, as co-agent for the Lenders (in such capacity, the "Co-Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agent have entered into that certain Credit Agreement dated as of November 19, 1997, as amended by that certain letter agreement dated March 3, 1998 (the "Credit Agreement"), pursuant to which the Lenders have made and agreed to make Loans to the Borrower and issued and agreed to issue Letters of Credit for the account of the Borrower; and

         WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agent desire to further amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Agent and the Co-Agent hereby agree as follows:

         1.       AMENDMENTS TO CREDIT AGREEMENT.

                  (a) Section 6.13(i) is hereby amended by adding the clause ", any Liens securing Indebtedness permitted by Section 6.14(f) on assets of any such foreign Subsidiary incurring any such Indebtedness" after "Section 6.14(i)" in the second line thereof.

                  (b) Section 6.14(f) is hereby deleted in its entirety and the following inserted in its place:

                           "(f) Indebtedness of any foreign Subsidiaries of the Borrower not otherwise permitted by this
                                    Section 6.14 not to exceed $15,000,000
                                    (excluding Indebtedness under undrawn
                                    letters of credit issued for the account of any such foreign Subsidiary in the ordinary course of its business but including Indebtedness listed on Schedule 6.14, to the extent applicable) in the aggregate at any time outstanding;".

         2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Agent and the Co-Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the




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date hereof, that its representations and warranties contained in the Credit
Agreement are true and correct in all material respects (except to the extent such representations and warranties (x) are not so true and correct in all material respects as a result of the transactions expressly permitted under the Credit Agreement or under the other Credit Documents or (y) relate solely to an earlier date) and additionally represents and warrants as follows:

                           (i) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment and the Credit Agreement, as amended hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action of the Borrower and do not and will not contravene any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, except where such contravention is not reasonably expected to have a Material Adverse Effect or conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under (except where such conflict, breach or default is not reasonably expected to have a Material Adverse Effect), or result in the creation or imposition of (or the obligation to create or impose) any Lien other than any Permitted Lien upon any of the property or assets of the Borrower or any of its Subsidiaries under the terms of any contractual obligation to which the Borrower or any of its Subsidiaries is a party or by which it or any of its properties or assets are bound or to which it may be subject, or violate or conflict with any provision of the Certificate of Incorporation or Bylaws of the Borrower;

                           (ii) The execution and delivery by the Borrower of this Amendment have received all necessary governmental approvals or other consents (if any shall be required);

                           (iii) This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether in a proceeding in equity or at law;

                           (iv) There are no lawsuits (including, without limitation, derivation or injunctive actions), arbitration proceedings or governmental proceedings pending or, to the best knowledge of the Borrower,


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                                    threatened, involving the Borrower or any of
                                    its Subsidiaries except as disclosed in
                                    Schedule 5.4 to the Credit Agreement and except for such lawsuits or other proceedings which are not reasonably expected to have a Material Adverse Effect;

                           (v) No Default or Event of Default has occurred and is continuing; and

                           (vi) There have been no amendments to the Certificate of Incorporation or Bylaws of the Borrower since November 19, 1997.

         3. REAFFIRMATION OF CREDIT AGREEMENT. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in the Credit Agreement and the other Credit Documents (excluding this Amendment) shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

         4. DEFINED TERMS. Terms used but not defined herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         5. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (A) THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

                  (B) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO AGREE THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF TEXAS SITTING IN HARRIS COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, THE LENDERS, THE AGENT AND THE CO-AGENT HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER, THE LENDERS, THE AGENT AND THE CO-AGENT FURTHER IRREVOCABLY


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CONSENTS TO THE SERVICE OF PROCESS, BY REGISTERED MAIL, POSTAGE PREPAID, OR BY
PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER, THE LENDERS, THE AGENT AND THE CO-AGENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER, ANY LENDER, THE AGENT OR THE CO-AGENT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PERSON HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS.

                  (C) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER CREDIT DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER CREDIT DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same Amendment.

         7. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



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         8. HEADINGS. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

         9. NOTICE OF ENTIRE AGREEMENT. This Amendment, together with the other Credit Documents, constitute the entire understanding among the Borrower, the Lenders, the Agent and the Co-Agent and supersede all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Credit Documents. THIS WRITTEN AMENDMENT, TOGETHER WITH THE OTHER CREDIT DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment to Credit Agreement as of the date first written above.

                                     BORROWER:

                                     DANIEL INDUSTRIES, INC.,
                                     a Delaware corporation


                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------





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                                     LENDERS:

                                     BANK ONE, TEXAS, NA, as Agent and a Lender


                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------




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                                     CHASE BANK OF TEXAS, NATIONAL
                                     ASSOCIATION (f/k/a TEXAS COMMERCE
                                     BANK NATIONAL ASSOCIATION), as Co-Agent
                                     and a Lender


                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------





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                                     CIBC INC., as a Lender


                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------



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                                     CREDIT LYONNAIS NEW YORK BRANCH, as a
                                     Lender


                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------





Approval was obtained from necessary bank group and this signature is not required.


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                           CONSENT AND ACKNOWLEDGMENT

         Each of the undersigned Guarantors, by its signature hereto, acknowledges and agrees to the terms and conditions of that certain First Amendment to Credit Agreement (the "Amendment") dated as of June 4, 1998, by and among Daniel Industries, Inc., a Delaware corporation (the "Borrower"), Bank One, Texas, NA ("Bank One"), Chase Bank of Texas, National Association (f/k/a Texas Commerce Bank National Association) ("Chase"), CIBC Inc., Credit Lyonnais New York Branch, and the other lenders from time to time parties hereto (collectively, the "Lenders"), Bank One, as administrative agent for the Lenders (in such capacity, the "Agent") and Chase, as co-agent for the Lenders (in such capacity, the "Co-Agent"). Each of the undersigned acknowledges and reaffirms its obligations under its Guaranty dated November 19, 1997 (collectively, the "Guaranties"), and agrees that the Guaranties shall remain in full force and effect. Although the undersigned Guarantors have been informed by the Company of the matters set forth in the Amendment, and the undersigned have acknowledged and agreed to same, the undersigned understand neither the Agent, the Co-Agent nor any of the Lenders have any duty to notify any of the Guarantors of, or to seek any of the Guarantor's acknowledgment or agreement to, the Amendment, and nothing contained herein shall create such a duty as to any transactions hereafter.

         Dated as of June 4, 1998.

                                     DANIEL MEASUREMENT AND CONTROL,
                                     INC.
                                     DANIEL VALVE COMPANY
                                     BETTIS CORPORATION
                                     SHAFER VALVE COMPANY



                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------



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